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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6352
ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 to October 31, 2006

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

October 31, 2006

Classes A, B, C, I and O

Global Equity Fund

• ING Global Science and Technology Fund

International Equity Fund

• ING International Growth Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

In its recent meetings, the Federal Reserve Board (the “Fed”) has ceased its two-year trend of raising interest rates. That trend — a string of 17 consecutive rate hikes — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Its latest actions, or perhaps inactions is a better word, since the Fed has neither raised nor lowered interest rates, put us in a climate that economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during those periods the Standard & Poors 500® Composite Stock Price Index (“S&P 500® Index”) experienced significant growth in the three months following the decrease of interest rates by the Fed.

Of course, the Fed’s actions have also impacted economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a recent decline in the value of the dollar. That drop in the dollar has meant that international stocks — which deal in foreign currencies — have generally experienced strong performance in recent months as their currencies have climbed. Meanwhile other factors have triggered robust international stock performance as well: business confidence overseas is up, foreign merger and acquisition activity has been positive and Japan, England and the Eurozone have all reported impressive earnings in 2006.

Whatever the future holds — here or abroad — we at ING Funds continue to work hard to provide you, the investor, with an array of investment choices that enable you build a smart and diversified portfolio. We also continue to expand and improve our customer service department to ensure that your needs are met promptly and that we indeed continue to make attaining your future goals easier.

On behalf of everyone here at ING Funds, I thank you for your continued support.

Sincerely,

James M. Hennessy1
President
ING Funds
November 1, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1 Effective December 13, 2006, Mr. James M. Hennessy has retired as the president and chief executive officer to the Funds and is replaced with Mr. Shaun P. Mathews.

MARKET PERSPECTIVE:      YEAR ENDED OCTOBER 31, 2006

In our semi-annual report we described the half-year to dream for as global equities, led by foreign markets surged 16.0%, according to the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) calculated in dollars, including net reinvested dividends. The dream still seemed alive into early May but then investors suddenly woke up to fears that zealous, inflation fighting central bankers would raise interest rates by more than enough to choke off global growth. After a sharp, month-long correction, recovery set in, but it was not until nearly mid-October that the May 9 high was regained. For the second six months the index rose a more modest 4.6%. In currencies the dollar was mixed, gaining 2.7% against the yen, losing 1.0% against the euro and 4.3% to the surprising pound, which recently displaced the yen as the third most favored reserve currency.

U.S. equities in the form of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)(2), returned 6.1% including dividends in the second half of our fiscal year. Stocks had actually become cheaper in the last 12 months as corporate profits had been rising faster than prices. But investors seemed only to have eyes for interest rates. Initial hopes of an imminent end to the tightening cycle after fifteen consecutive increases since June 2004 propelled the S&P 500® Index to a five-year high on May 5. But these were soon dashed by the sixteenth increase on May 10, followed by a barrage of hawkish rhetoric from the Federal Open Market Committee (“FOMC”), even as the economy was already cooling, evidenced especially by a slumping housing market that had driven much of the consumer spending in the last few years, spending that was now also under threat from record oil prices. By June 13 the market had fallen by 7.7% from its best level. But the seventeenth interest rate increase on June 29 was accompanied by balanced language, reviving hopes that the FOMC might at last be finished raising rates. A tentative recovery was interrupted when renewed conflict in the Middle East sent the price of a barrel of oil to another all-time peak on July 14. But peace of sorts ultimately returned and as summer driving demand and the hurricane damage threat subsided, the oil price fell nearly 24% from its peak. The FOMC did indeed refrain from raising rates on August 8 and again took no action in September and October. Housing data continued to deteriorate and by the end of October, new and existing home prices were falling at the fastest rate in decades. Gross Domestic Product (“GDP”) growth was reported at just 1.6%. So in the face of this, why were stocks in a clear up-trend to a near six-year high by the last week in October? For one thing the pull back in oil prices promised to leave more money in the pockets of consumers. Interest rates were now falling fast at the long end, which made stocks look more attractive as the present value of future corporate profits improved. Speaking of which, corporate profits stood at over 12% of GDP, the highest share in 40 years, all set to register their thirteenth straight quarter of double-digit year-over-year growth. In short, for the equity investor, this was a glass that looked distinctly half-full.

In international markets the pattern of results resembled that of the U.S. The scale was larger in some cases, based on MSCI indices in local currencies including net dividends. Sustained growth and an end to inflation had pushed Japan to almost a 15-year high in April. After slipping, the market was by May 8 again approaching that peak, but over the next month stocks dropped 15.3% as U.S. interest rate fears combined with signals from the Bank of Japan, followed by the reality on July 14, that local interest rates would rise for the first time in six years. The economic data were still mostly positive, but getting past their prime. By the end of October, household spending was falling at the fastest pace in five years and second quarter GDP growth was reported at only 0.8% annualized. For the six months the market fell 3.9%. European ex UK markets were initially supported by broadly based mergers and acquisitions amid clear signs of improving growth and falling unemployment. But from their May 9 top, events in the U.S. and a 25bp increase in euro interest rates as inflation remained stubbornly above 2%, sent stocks down 6.9% over the next five weeks. From there however, markets turned around smartly, even as the European Central Bank raised rates twice more. Business confidence was strong and the evidently range-bound euro posed little threat to exports. Merger and acquisition activity rolled on, heartening investors while suggesting that stocks were not particularly expensive. For the half-year, markets ended up 5.8%, making a 5 1/2-year high. UK equities had been boosted in the first half by the large acquisition-prone Financial, the sizeable Energy and the vibrant Materials sectors. The reversal in the latter two sectors exacerbated the global retrenchment brought on by interest rate worries after May 9 and UK stocks were dragged down 9.3% by mid June. As in Japan and the Eurozone, the Bank of England

MARKET PERSPECTIVE:      YEAR ENDED OCTOBER 31, 2006

raised rates by  1/4% as GDP growth returned to trend, inflation climbed above target and house prices, an important demand generator, continued their recovery. This cheered investors and led by Financials, the market reclaimed its best levels of the year and more, reaching levels near the end of October not seen in 69 months.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Science and Technology Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, Managing Director and Portfolio Manager of BlackRock Advisors, LLC(1) — the Sub-Adviser.

Performance: For the year ended October 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.36% compared to the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) and the NYSE Arca Tech 100 IndexSM, which returned 16.34% and 7.89%, respectively for the same period.

Portfolio Specifics: U.S. equity markets generated strong gains during the six months ended October 31, 2006 as demonstrated by the return registered by the S&P 500® Index. The broad market rally was due mainly to stabilizing interest rates and solid global economic growth. The Federal Reserve Board ended its streak of 17 consecutive 25 basis point increases at its June 29 meeting and has maintained a federal funds target rate at 5.25% since. This policy decision was further validated as moderating economic fundamentals and falling crude oil prices eased investor concern over potentially accelerating inflationary pressures. As a global fund the portfolio includes companies domiciled outside of the U.S. As a group these international holdings enhanced relative performance.

Within the Fund, stock selection in the semiconductor and internet software & services industries was a significant positive contributor in

Country Allocation

as of October 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

the period, outweighing a negative allocation effect from these two underperforming industries. Internet software & services stocks such as Akamai Technologies, Inc. and Google, Inc. were both significant contributors to the portfolio’s return during the period. In the communications equipment and electronic equipment & instruments industries, Option NV and Hon Hai Precision Industry Co. were the most notable positive contributors. Conversely, an underweight in Network Appliance, Inc. and Apple Computer, Inc. as well as the avoidance of strong-performing index holdings such as NCR Corporation and BMC Software, Inc. hurt relative performance.

Strength in the health care segment of the portfolio was the result of quality stock selection in the biotechnology industry as well as an underweight to health care equipment and supplies. In particular, a significant underweight to St. Jude Medical, Inc. throughout the period contributed positively to relative returns as the stock declined significantly throughout the first and second quarters of 2006. In contrast, the portfolio’s underweight in the life sciences tools & services industry dampened returns. This was primarily a result of the exclusion of Applera Corp — Applied Biosystems Group from our holdings.

Lastly, stock selection and a modest overweight in industrials aided returns. Strength from Germany based engineering group MAN AG as well as a significant weighting in Huron Consulting Group, Inc. helped the portfolio overcome the negative effect of an underweight in Lockheed Martin Corporation, which gained 45.96% during the period with an average index weighting 2.59%.

Current Strategy and Outlook: With about 63% of the portfolio invested in information technology at the end of October, we remain overweight in communications equipment names in order to capitalize on the demand for mobility and broadband access. As we enter the seasonally strong fourth quarter in technology, we are looking for select opportunities. We believe, however, that persistently high inventory levels and peak operating margins may continue to overhang

Top Ten Industries*

as of October 31, 2006
(as a percent of net assets)

Semiconductors	16.6%

Telecommunications	14.9%

Software	14.8%

Computers	9.6%

Pharmaceuticals	8.8%

Biotechnology	6.2%

Electronics	6.2%

Internet	6.0%

Healthcare – Products	5.2%

Aerospace/Defense	3.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

the marketplace. Sector positioning was modestly changed during the most recent quarter as we added to health care, effectively closing an underweight. The Fund continues to maintain its underweight to the information technology sector.

(1) Effective September 30, 2006, BlackRock Advisors, LLC began serving as sub-adviser to the Fund. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses combined with that of BlackRock, Inc. to create a new independent company and on September 29, 2006 BlackRock Advisors, Inc. reorganized into BlackRock Advisors, LLC. Prior to September 30, 2006, BlackRock Advisors, Inc. served as sub-adviser to the Fund.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006

			Since Inception	Since Inception
			of Class A, B, C and I	of Class O
	1 Year	5 Year	March 1, 2000	August 6, 2001

Including Sales Charge:
Class A(1)	7.88%	1.23%	(12.42)%	—
Class B(2)	8.35%	1.24%	(12.32)%	—
Class C(3)	12.42%	1.52%	(12.38)%	—
Class I	14.65%	2.72%	(11.40)%	—
Class O	14.32%	2.39%	—	(2.19)%

Excluding Sales Charge:
Class A	14.36%	2.45%	(11.64)%	—
Class B	13.35%	1.61%	(12.32)%	—
Class C	13.42%	1.52%	(12.38)%	—
Class I	14.65%	2.72%	(11.40)%	—
Class O	14.32%	2.39%	—	(2.19)%
S&P 500® Index(4)	16.34%	7.26%	1.74%	4.28	%(5)
NYSE Arca Tech 100 IndexSM(6)	7.89%	7.81%	(4.23)%	4.63	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Science and Technology Fund against the indices indicated. Each index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(5)Since inception performance for index is shown from August 1, 2001.

(6)The NYSE Arca Tech 100 IndexSM, formerly known as the PSE Technology Index, is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

Prior to January 2004, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

The ING International Growth Fund (the “Fund”) seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund is managed by Carl Ghielen and Martin Jansen, Portfolio Managers, at ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 23.81% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) which returned 27.52% for the same period.

Portfolio Specifics: International markets in the first half of the period performed well, as both business and investor confidence moved higher, reflecting improved economic prospects. The second half of the 12-month period was more volatile, with May and June experiencing a sharp sell-off in what the market perceived to be riskier assets, particularly emerging markets. Since then, the markets stabilized, as Europe and developed Asia performed well. Emerging markets rebounded from their summer decline and outperformed developed markets over the period.

The Fund underperformed the benchmark because of stock selection, which was unfavorable on balance, whether analyzed by region or sector. The effects of regional allocation decisions were marginally positive, but not enough to offset the small, but

Country Allocation

as of October 31, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

negative result from sector allocation. The Fund benefited from a modest allocation to emerging markets. By contrast, an underweight position in Europe acted as a drag as the region outperformed. While stock selection in developed Asia benefited the Fund, selections in Europe and Japan acted to counter these gains, as our focus on domestically sensitive stocks was not rewarded.

On a sector basis, stock selection was particularly successful in both energy and financials. By contrast, an underweight position in the relatively strong materials hurt the Fund. Stock selection within consumer discretionary and information technology also weighed on the Fund.

On an individual stock basis, a position in China Life Insurance benefited the Fund during the period. The company’s stock rose steadily and evenly all year on the back of increased premiums and demand. Hong Kong Exchanges & Clearing, a stock exchange firm, added value following a swell in trading and the resultant increase in its profits. Petroleum Geo-Services, a Norwegian oilfield mapping company, also performed strongly due to a spike in demand for natural resources during the period.

By comparison, a position in Tandberg Television, a Norwegian television broadcast system company, weighed on the Fund as the company reported a decrease in sales and profits during the period.

Top Ten Industries

as of October 31, 2006
(as a percent of net assets)

Banks	17.5%

Telecommunications	9.4%

Oil & Gas	7.6%

Pharmaceuticals	6.2%

Insurance	6.0%

Electric	4.3%

Engineering & Construction	3.6%

Diversified Financial Services	3.5%

Agriculture	2.8%

Leisure Time	2.8%

Portfolio holdings are subject to change daily.

European Aeronautic Defense & Space, a French airplane and military equipment producer, declined substantially during the period after announcing delays in order fulfillment. A position in UFJ NICOS Company, a consumer credit card company based in Japan, also hurt the Fund.

Current Strategy and Outlook: The Fund continues to maintain a modest allocation to emerging markets stocks, based on their superior growth prospects. The portfolio is underweight Europe. On a sector basis, we are currently overweight consumer staples, telecommunications services and utilities. We are underweight consumer discretionary stocks and financials. The portfolio is modestly cheaper than the benchmark on a price-to-book basis, but the Fund’s stocks have a higher historic growth rate than the benchmark.

Embedded in our stock selection model is our belief that a combination of defensive growth stocks and undervalued cyclical stocks should perform relatively well in an environment of interest rate uncertainty and steady but lower earnings growth.

ING INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2006

				Since Inception	Since Inception		Since Inception
				of Class B	of Class C		of Class O
	1 Year	5 Years	10 Years	March 1, 1999	June 30, 1998		August 1, 2001

Including Sales Charge:
Class A(1)	16.68%	7.61%	5.87%	—	—		—
Class B(2)	17.85%	7.82%	—	2.34%	—		—
Class C(3)	21.75%	8.13%	—	—	1.72%		—
Class I	24.06%	9.12%	6.85%	—	—		—
Class O	23.83%	8.97%	—	—	—		5.59%

Excluding Sales Charge:
Class A	23.81%	8.88%	6.50%	—	—		—
Class B	22.85%	8.11%	—	2.34%	—		—
Class C	22.75%	8.13%	—	—	1.72%		—
Class I	24.06%	9.12%	6.85%	—	—		—
Class O	23.83%	8.97%	—	—	—		5.59%
MSCI EAFE® Index(4)	27.52%	14.56%	7.34%	6.87%	6.40	%(5)	11.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING International Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown in the table both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)Since inception performance for the index is shown from July 1, 1998.

Prior to March 2002, the Fund did not have a sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2006” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning			Expenses Paid
	Account	Ending Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Global Science and Technology Fund	May 1, 2006	October 31, 2006	Ratio	October 31, 2006*

Actual Fund Return
Class A	$1,000.00	$958.40	1.75%	$8.64
Class B	1,000.00	954.10	2.50	12.31
Class C	1,000.00	953.90	2.50	12.31
Class I	1,000.00	959.10	1.50	7.41
Class O	1,000.00	958.50	1.75	8.64
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.38	1.75%	$8.89
Class B	1,000.00	1,012.60	2.50	12.68
Class C	1,000.00	1,012.60	2.50	12.68
Class I	1,000.00	1,017.64	1.50	7.63
Class O	1,000.00	1,016.38	1.75	8.89

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning			Expenses Paid
	Account	Ending Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING International Growth Fund	May 1, 2006	October 31, 2006	Ratio	October 31, 2006*

Actual Fund Return
Class A	$1,000.00	$1,007.50	1.60%	$8.10
Class B	1,000.00	1,003.80	2.35	11.87
Class C	1,000.00	1,003.80	2.35	11.87
Class I	1,000.00	1,009.30	1.35	6.84
Class O	1,000.00	1,008.40	1.60	8.10
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.14	1.60%	$8.13
Class B	1,000.00	1,013.36	2.35	11.93
Class C	1,000.00	1,013.36	2.35	11.93
Class I	1,000.00	1,018.40	1.35	6.87
Class O	1,000.00	1,017.14	1.60	8.13

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of ING Global Science and Technology Fund and ING International Growth Fund, as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, except for the financial highlights for ING International Growth Fund for the year ended October 31, 2002. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for ING International Growth Fund for the year ended October 31, 2002 were audited by other auditors whose report thereon dated December 13, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Science and Technology Fund and ING International Growth Fund as of October 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

	ING	ING
	Global Science	International
	and Technology	Growth
	Fund	Fund

ASSETS:
Investments in securities at value+*	$75,802,733	$106,279,439
Short-term investments at amortized cost	20,693,000	—
Repurchase agreement	—	1,232,000
Cash	128,866	291
Foreign currencies at value**	1,407,408	8,698

Receivables:
Investment securities sold	1,501,319	161,462
Fund shares sold	118,271	170,705
Dividends and interest	32,206	175,687
Unrealized appreciation on forward foreign currency contracts	179,594	—
Prepaid expenses	16,106	18,954
Reimbursement due from manager	30,377	12,601

Total assets	$99,909,880	$108,059,837

LIABILITIES:
Payable for investment securities purchased	764,856	80,721
Payable for fund shares redeemed	28,502	180,361
Payable upon receipt of securities loaned	20,693,000	—
Unrealized depreciation on forward currency contracts	152,841	—
Payable to affiliates	100,466	108,167
Payable for directors fees	22,825	48
Other accrued expenses and liabilities	106,400	113,467

Total liabilities	21,868,890	482,764

NET ASSETS	$78,040,990	$107,577,073

NET ASSETS WERE COMPRISED OF:
Paid-in capital	190,830,511	134,473,298
Undistributed net investment income (accumulated net investment loss)	(1,399)	1,503,783
Accumulated net realized loss on investments and foreign currency related transactions	(124,869,555)	(43,856,451)
Net unrealized appreciation on investments and foreign currency related transactions	12,081,433	15,456,443

NET ASSETS	$78,040,990	$107,577,073

+ Including securities loaned at value	$20,167,108	$—
* Cost of investments in securities	$63,742,947	$90,825,911
** Cost of foreign currencies	$1,412,724	$8,827

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006 (CONTINUED)

	ING	ING
	Global Science	International
	and Technology	Growth
	Fund	Fund

Class A:
Net assets	$34,248,929	$28,423,680
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	7,814,802	2,630,676
Net asset value and redemption price per share	$4.38	$10.80
Maximum offering price per share (5.75%)(1)	$4.65	$11.46

Class B:
Net assets	$10,851,033	$4,476,910
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	2,605,418	425,835
Net asset value and redemption price per share(2)	$4.16	$10.51
Maximum offering price per share	$4.16	$10.51

Class C:
Net assets	$3,575,643	$2,013,748
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	863,609	191,539
Net asset value and redemption price per share(2)	$4.14	$10.51
Maximum offering price per share	$4.14	$10.51

Class I:
Net assets	$2,316,121	$6,459,295
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	519,247	593,753
Net asset value and redemption price per share	$4.46	$10.88
Maximum offering price per share	$4.46	$10.88

Class O:
Net assets	$27,049,264	$66,203,440
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	6,162,565	6,134,801
Net asset value and redemption price per share	$4.39	$10.79
Maximum offering price per share	$4.39	$10.79

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

	ING	ING
	Global Science	International
	and Technology	Growth
	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$501,260	$2,931,617
Interest	140,856	160,752
Securities lending income	27,612	10,175

Total investment income	669,728	3,102,544

EXPENSES:
Investment management fees	823,396	818,062

Distribution and service fees:
Class A	87,382	78,872
Class B	119,629	40,888
Class C	38,251	17,064
Class O	59,303	130,576
Transfer agent fees	338,362	292,373
Administrative service fees	62,736	76,995
Shareholder reporting expense	90,231	35,006
Registration fees	62,795	64,661
Professional fees	25,079	26,800
Custody and accounting expense	32,003	50,580
Directors fees	3,650	3,762
Interest expense	—	826
Miscellaneous expense	6,758	6,743

Total expenses	1,749,575	1,643,208
Net waived and reimbursed fees	(269,581)	(75,735)

Net expenses	1,479,994	1,567,473

Net investment income (loss)	(810,266)	1,535,071

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	10,428,093	7,856,175
Foreign currency related transactions	(88,129)	(25,001)

Net realized gain on investments and foreign currency related transactions	10,339,964	7,831,174

Net change in unrealized appreciation or depreciation on:
Investments	164,505	8,840,319
Foreign currency related transactions	28,883	1,592

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	193,388	8,841,911

Net realized and unrealized gain on investments and foreign currency related transactions	10,533,352	16,673,085

Increase in net assets resulting from operations	$9,723,086	$18,208,156

* Foreign taxes withheld	$33,624	$190,693

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Science and		ING International
	Technology Fund		Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income (loss)	$(810,266)	$(832,979)	$1,535,071	$779,317
Net realized gain (loss) on investments, foreign currency related transactions and payment by affiliate	10,339,964	(31,651)	7,831,174	8,823,500
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	193,388	7,907,790	8,841,911	2,289,692

Net increase in net assets resulting from operations	9,723,086	7,043,160	18,208,156	11,892,509

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	(370,971)	(193,712)
Class B	—	—	(25,693)	—
Class C	—	—	(8,444)	—
Class I	—	—	(96,457)	(72,364)
Class O	—	—	(478,388)	(103,582)

Total distributions	—	—	(979,953)	(369,658)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,395,139	21,652,915	55,921,464	32,479,306
Dividends reinvested	—	—	929,957	358,600

	31,395,139	21,652,915	56,851,421	32,837,906
Cost of shares redeemed	(36,372,403)	(26,456,981)	(37,331,914)	(32,392,795)

Net increase (decrease) in net assets resulting from capital share transactions	(4,977,264)	(4,804,066)	19,519,507	445,111

Net increase in net assets	4,745,822	2,239,094	36,747,710	11,967,962

NET ASSETS:
Beginning of year	73,295,168	71,056,074	70,829,363	58,861,401

End of year	$78,040,990	$73,295,168	$107,577,073	$70,829,363

Undistributed net investment income (accumulated net investment loss) at end of year	$(1,399)	$—	$1,503,783	$973,666

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

						Seven
	Year Ended		Five Months	Year Ended		Months
	October 31,		Ended	May 31,		Ended
			October 31,			May 31,
	2006	2005	2004(1)	2004	2003	2002(2)

Per Share Operating Performance:
Net asset value, beginning of period	$3.83	3.47	3.61	3.07	3.82	3.88

Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.04)	(0.02)	(0.06)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	$0.59	0.40	(0.12)	0.60	(0.73)	(0.02)
Total from investment operations	$0.55	0.36	(0.14)	0.54	(0.75)	(0.06)
Net asset value, end of period	$4.38	3.83	3.47	3.61	3.07	3.82

Total Return(3)%	14.36	10.37	(3.88)	17.59	(19.63)	(1.55)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$34,249	32,146	32,782	35,601	29,539	10,341

Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.75	1.75	1.75	1.82	1.75	1.75
Gross expenses prior to expense reimbursement(4)%	2.09	2.10	2.04	2.25	3.03	2.60
Net investment loss after expense reimbursement (4)(5)%	(0.89)	(1.03)	(1.53)	(1.63)	(1.48)	(1.68)
Portfolio turnover rate %	140	128	48	121	28	59

	Class B

							Seven
	Year Ended			Five Months	Year Ended		Months
	October 31,			Ended	May 31,		Ended
				October 31,			May 31,
	2006		2005	2004(1)	2004	2003	2002(2)

Per Share Operating Performance:
Net asset value, beginning of period	$3.67		3.34	3.50	3.00	3.75	3.84

Income (loss) from investment operations:
Net investment loss	$(0.07	)*	(0.07)	(0.03)	(0.09)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	$0.56		0.40	(0.13)	0.59	(0.74)	(0.03)
Total from investment operations	$0.49		0.33	(0.16)	0.50	(0.75)	(0.09)
Net asset value, end of period	$4.16		3.67	3.34	3.50	3.00	3.75

Total Return(3)%	13.35		9.88	(4.57)	16.67	(20.00)	(2.34)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,851		11,740	13,632	15,452	14,311	1,194

Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	2.50		2.50	2.50	2.57	2.50	2.50
Gross expenses prior to expense reimbursement(4)%	2.84		2.85	2.79	3.00	3.78	3.35
Net investment loss after expense reimbursement (4)(5)%	(1.65)		(1.77)	(2.27)	(2.38)	(2.19)	(2.42)
Portfolio turnover rate %	140		128	48	121	28	59

(1) The Fund changed its fiscal year end to October 31.

(2) The Fund changed its fiscal year end to May 31.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

						Seven
	Year Ended		Five Months	Year Ended		Months
	October 31,		Ended	May 31,		Ended
			October 31,			May 31,
	2006	2005	2004(1)	2004	2003	2002(2)

Per Share Operating Performance:
Net asset value, beginning of period	$3.65	3.33	3.48	2.97	3.76	3.84

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.07)	(0.03)	(0.09)	(0.01)	(0.07)
Net realized and unrealized gain (loss) on investments	$0.56	0.39	(0.12)	0.60	(0.78)	(0.01)
Total from investment operations	$0.49	0.32	(0.15)	0.51	(0.79)	(0.08)
Net asset value, end of period	$4.14	3.65	3.33	3.48	2.97	3.76

Total Return(3)%	13.42	9.61	(4.31)	17.17	(21.01)	(2.08)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,576	3,611	3,924	4,656	4,641	642

Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	2.50	2.50	2.50	2.57	2.50	2.50
Gross expenses prior to expense reimbursement(4)%	2.84	2.85	2.79	3.00	3.78	3.35
Net investment loss after expense reimbursement (4)(5)%	(1.65)	(1.77)	(2.27)	(2.38)	(2.22)	(2.42)
Portfolio turnover rate %	140	128	48	121	28	59

	Class I

							Seven
	Year Ended			Five Months	Year Ended		Months
	October 31,			Ended	May 31,		Ended
				October 31,			May 31,
	2006		2005	2004(1)	2004	2003	2002(2)

Per Share Operating Performance:
Net asset value, beginning of period	$3.89		3.51	3.65	3.09	3.84	3.90

Income (loss) from investment operations:
Net investment loss	$(0.03	)*	(0.03)	(0.02)	(0.05)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	$0.60		0.41	(0.12)	0.61	(0.74)	(0.02)
Total from investment operations	$0.57		0.38	(0.14)	0.56	(0.75)	(0.06)
Net asset value, end of period	$4.46		3.89	3.51	3.65	3.09	3.84

Total Return(3)%	14.65		10.83	(3.84)	18.12	(19.53)	(1.54)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,316		10,096	8,911	9,463	5,215	775

Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.50		1.50	1.50	1.57	1.50	1.50
Gross expenses prior to expense reimbursement(4)%	1.84		1.85	1.79	2.00	2.78	2.35
Net investment loss after expense reimbursement (4)(5)%	(0.75)		(0.78)	(1.28)	(1.38)	(1.22)	(1.42)
Portfolio turnover rate %	140		128	48	121	28	59

(1) The Fund changed its fiscal year end to October 31.

(2) The Fund changed its fiscal year end to May 31.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

						Seven
	Year Ended		Five Months	Year Ended		Months
	October 31,		Ended	May 31,		Ended
			October 31,			May 31,
	2006	2005	2004(1)	2004	2003	2002(2)

Per Share Operating Performance:
Net asset value, beginning of period	$3.84	3.48	3.62	3.08	3.83	3.90

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.03)	(0.02)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.58	0.39	(0.12)	0.58	(0.72)	(0.05)
Total from investment operations	$0.55	0.36	(0.14)	0.54	(0.75)	(0.07)
Net asset value, end of period	$4.39	3.84	3.48	3.62	3.08	3.83

Total Return(3)%	14.32	10.34	(3.87)	17.53	(19.58)	(1.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$27,049	15,702	11,808	11,509	1,935	610

Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.75	1.75	1.75	1.80	1.75	1.75
Gross expenses prior to expense reimbursement(4)%	2.09	2.10	2.04	2.23	3.04	2.60
Net investment loss after expense reimbursement (4)(5)%	(0.87)	(1.04)	(1.53)	(1.61)	(1.48)	(1.73)
Portfolio turnover rate %	140	128	48	121	28	59

(1) The Fund changed its fiscal year end to October 31.

(2) The Fund changed its fiscal year end to May 31.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Year Ended October 31,

	2006		2005		2004	2003	2002(1)

Per Share Operating Performance:
Net asset value, beginning of year	$8.83		7.41		6.55	5.42	7.27

Income (loss) from investment operations:
Net investment income (loss)	$0.16	*	0.09	*	0.04	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	$1.93		1.37		0.89	1.10	(1.84)
Total from investment operations	$2.09		1.46		0.93	1.14	(1.85)

Less distributions from:
Net investment income	$0.12		0.04		0.07	0.01	—
Total distributions	$0.12		0.04		0.07	0.01	—
Payment by affiliate	$—		0.00	†	—	—	—
Net asset value, end of year	$10.80		8.83		7.41	6.55	5.42

Total Return(2)%	23.81		19.84	††	14.40	20.96	(25.45)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$28,424		28,896		33,333	37,452	36,737

Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.60		1.60		1.60	1.60	1.61
Gross expenses prior to expense reimbursement %	1.68		1.79		1.83	2.04	1.83
Net investment income (loss) after expense reimbursement(3)%	1.58		1.14		0.47	0.61	(0.19)
Portfolio turnover rate %	75		102		144	102	299

	Class B

	Year Ended October 31,

	2006	2005		2004	2003	2002(1)

Per Share Operating Performance:
Net asset value, beginning of year	$8.62	7.25		6.42	5.34	7.22

Income (loss) from investment operations:
Net investment income (loss)	$0.08	0.03	*	(0.02)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	$1.88	1.34		0.90	1.09	(1.82)
Total from investment operations	$1.96	1.37		0.88	1.08	(1.88)

Less distributions from:
Net investment income	$0.07	—		0.05	—	—
Total distributions	$0.07	—		0.05	—	—
Payment by affiliate	$—	0.00	†	—	—	—
Net asset value, end of year	$10.51	8.62		7.25	6.42	5.34

Total Return(2)%	22.85	18.90	††	13.74	20.22	(26.04)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,477	3,090		2,102	1,515	829

Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.35	2.35		2.35	2.35	2.36
Gross expenses prior to expense reimbursement %	2.43	2.54		2.58	2.79	2.59
Net investment income (loss) after expense reimbursement(3)%	0.90	0.40		(0.27)	(0.20)	(0.91)
Portfolio turnover rate %	75	102		144	102	299

(1) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Amount represents less than $0.005 per share.

††   There was no impact on total return from the payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Year Ended October 31,

	2006		2005		2004	2003	2002(1)

Per Share Operating Performance:
Net asset value, beginning of year	$8.61		7.23		6.40	5.33	7.19

Income (loss) from investment operations:
Net investment income (loss)	$0.08	*	0.03	*	(0.02)	(0.01)	(0.21)
Net realized and unrealized gain (loss) on investments	$1.87		1.35		0.89	1.08	(1.65)
Total from investment operations	$1.95		1.38		0.87	1.07	(1.86)

Less distributions from:
Net investment income	$0.05		—		0.04	—	—
Total distributions	$0.05		—		0.04	—	—
Payment by affiliate	$—		0.00	†	—	—	—
Net asset value, end of year	$10.51		8.61		7.23	6.40	5.33

Total Return(2)%	22.75		19.09	††	13.63	20.08	(25.87)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,014		1,417		1,419	1,310	905

Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.35		2.35		2.35	2.35	2.36
Gross expenses prior to expense reimbursement %	2.43		2.54		2.58	2.79	2.57
Net investment income (loss) after expense reimbursement(3)%	0.77		0.40		(0.29)	(0.17)	(1.03)
Portfolio turnover rate %	75		102		144	102	299

	Class I

	Year Ended October 31,

	2006		2005		2004	2003	2002(1)

Per Share Operating Performance:
Net asset value, beginning of year	$8.90		7.47		6.60	5.46	7.32

Income (loss) from investment operations:
Net investment income (loss)	$0.18	*	0.12	*	0.09	0.05	0.00	*†
Net realized and unrealized gain (loss) on investments	$1.94		1.37		0.87	1.11	(1.86	)*
Total from investment operations	$2.12		1.49		0.96	1.16	(1.86)

Less distributions from:
Net investment income	$0.14		0.06		0.09	0.02	—
Total distributions	$0.14		0.06		0.09	0.02	—
Payment by affiliate	$—		0.00	†	—	—	—
Net asset value, end of year	$10.88		8.90		7.47	6.60	5.46

Total Return(2)%	24.06		20.13	††	14.76	21.31	(25.41)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$6,459		6,301		8,028	20,797	17,098

Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.35		1.35		1.35	1.35	1.36
Gross expenses prior to expense reimbursement %	1.43		1.54		1.58	1.79	1.58
Net investment income after expense reimbursement(3)%	1.81		1.43		0.84	0.89	0.04
Portfolio turnover rate %	75		102		144	102	299

(1) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Amount represents less than $0.005 per share.

††   There was no impact on total return from the payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class O

	Year Ended October 31,

	2006	2005		2004	2003	2002(1)

Per Share Operating Performance:
Net asset value, beginning of year	$8.83	7.42		6.57	5.45	7.28

Income (loss) from investment operations:
Net investment income	$0.14	0.10	*	0.05	0.02	0.01	*
Net realized and unrealized gain (loss) on investments	$1.95	1.36		0.89	1.11	(1.84	)*
Total from investment operations	$2.09	1.46		0.94	1.13	(1.83)

Less distributions from:
Net investment income	$0.13	0.05		0.09	0.01	—
Total distributions	$0.13	0.05		0.09	0.01	—
Net asset value, end of year	$10.79	8.83		7.42	6.57	5.45

Total Return(2)%	23.83	19.80		14.50	20.87	(25.14)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$66,203	31,125		13,981	4,546	854

Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.60	1.60		1.60	1.60	1.61
Gross expenses prior to expense reimbursement %	1.68	1.79		1.83	2.04	1.98
Net investment income after expense reimbursement(3)%	1.66	1.18		0.59	0.43	0.17
Portfolio turnover rate %	75	102		144	102	299

(1) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management, Co. was appointed as Sub-Adviser.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate investment series, which comprise the Company. This report is for the ING Global Science and Technology Fund (“Global Science and Technology”) and ING International Growth Fund (“International Growth”) which are two diversified series of the Company (each, a “Fund” and collectively, the “Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds may enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market, use forward foreign currency contracts to purchase or sell foreign currencies or to help protect Fund assets against adverse changes in foreign currency exchange rates. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. The Funds pay dividends and capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. The Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Securities Lending. The Funds have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.	Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sale of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Funds may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	Delayed Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in a Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales

Global Science and Technology	$103,668,724	$108,690,905
International Growth	90,668,405	70,137,628

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of each Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Funds, at the following annual rates:

For Global Science and Technology — 1.050% on the first $500 million, 1.025% on the next $500 million and 1.000% in excess of $1 billion; and International Growth — 0.850% for the first $250 million; 0.800% on next $250 million; 0.775% on next $250 million; 0.750% on next $1.25 billion and 0.700% in excess of $2 billion.

BlackRock Advisors, LLC (“BlackRock”), a Delaware limited liability company, serves as the sub-adviser to Global Science and Technology pursuant to a sub-advisory agreement between the Investment Adviser and BlackRock.

ING Investment Management, Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to International Growth. Subject to such policies as the Board or the Investment Adviser may determine, ING IM and BlackRock manage the Funds’ assets in accordance with each Fund’s investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (“Distributor”) is the principal underwriter for the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one the of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect wholly-owned subsidiary of ING Groep, under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the International Growth Fund that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the year ended October 31, 2006, ING Investments paid ILIAC $93,357 and $29,193 for Class A and Class I, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of the Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes,

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O

0.25%	1.00%	1.00%	0.25%

Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class A, Class B, Class C and Class O shares. For the year ended October 31, 2006, the Distributor retained the following amounts in sales charges:

Class A
Initial Sales Charges:	Shares

Global Science and Technology	$5,195
International Growth	3,498

	Class B	Class C
Contingent Deferred Sales Charges:	Shares	Shares

Global Science and Technology	$—	$400
International Growth	—	239

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Services and
	Management	Administrative	Distribution
	Fees	Fees	Fees	Total

Global Science and Technology	$69,753	$5,315	$25,398	$100,466
International Growth	75,982	7,151	25,034	108,167

For the year ended October 31, 2005, ING Funds Distributor, LLC made payment of $284 to International Growth in settlement of an administrative proceeding as described in Note 15 and as reflected in other income on the accompanying Statements of Changes in Net Assets.

At October 31, 2006, ING National Trust, an indirect wholly-owned subsidiary of ING Groep, owned 19.61% and 16.04% of Global Science and Technology and International Growth, respectively. ILIAC, an indirect wholly-owned subsidiary of ING Groep, owned 6.47% of the Global Science and Technology Fund. Investment activities of this shareholder could have a material impact on the Funds.

The Fund has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2006, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities (excluding Payable upon receipt of securities loaned):

Accrued Transfer
Agent Fees

Global Science and Technology	$60,139
International Growth	43,246

Accrued Audit
Fees

International Growth	$25,113

NOTE 8 — EXPENSE LIMITATIONS

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Funds to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O

Global Science and Technology	1.75%	2.50%	2.50%	1.50%	1.75%
International Growth	1.60%	2.35%	2.35%	1.35%	1.60%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2006, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	October 31,

	2007	2008	2009	Total

Global Science and Technology	$260,107	$248,284	$269,581	$777,972
International Growth	151,825	129,666	75,735	357,226

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Fund; and (3) enable the Fund and such other funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Funds will pay their pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance.

The following Fund utilized the line of credit during the year ended October 31, 2006:

Approximate
		Approximate	Weighted
		Average Daily	Average Interest
	Days	Balance for Days	Rate for Days
	Utilized	Utilized	Utilized

International Growth	5	$1,054,000	5.72%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2006	2005	2006	2005

Global Science and Technology (Number of Shares)
Shares sold	1,886,783	1,969,445	142,140	153,507
Shares redeemed	(2,458,881)	(3,036,015)	(736,161)	(1,029,734)

Net decrease in shares outstanding	(572,098)	(1,066,570)	(594,021)	(876,227)

Global Science and Technology ($)
Shares sold	$8,171,232	$7,157,153	$594,484	$534,864
Shares redeemed	(10,416,320)	(11,036,326)	(3,000,955)	(3,575,437)

Net decrease	$(2,245,088)	$(3,879,173)	$(2,406,471)	$(3,040,573)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C Shares		Class I Shares

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2006	2005	2006	2005

Global Science and Technology (Number of Shares)
Shares sold	128,248	186,916	551,279	769,428
Shares redeemed	(254,471)	(377,167)	(2,626,944)	(712,104)

Net increase (decrease) in shares outstanding	(126,223)	(190,251)	(2,075,665)	57,324

Global Science and Technology ($)
Shares sold	$527,917	$645,978	$2,268,501	$2,831,272
Shares redeemed	(1,043,736)	(1,309,284)	(11,207,135)	(2,605,823)

Net increase (decrease)	$(515,819)	$(663,306)	$(8,938,634)	$225,449

	Class O Shares

	Year	Year
	Ended	Ended
	October 31,	October 31,
	2006	2005

Global Science and Technology (Number of Shares)
Shares sold	4,569,443	2,874,315
Shares redeemed	(2,495,857)	(2,181,809)

Net increase in shares outstanding	2,073,586	692,506

Global Science and Technology ($)
Shares sold	$19,833,005	$10,483,648
Shares redeemed	(10,704,257)	(7,930,111)

Net increase	$9,128,748	$2,553,537

	Class A Shares		Class B Shares

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2006	2005	2006	2005

International Growth (Number of Shares)
Shares sold	727,199	585,795	157,010	128,832
Dividends reinvested	38,435	24,389	2,195	—
Shares redeemed	(1,406,011)	(1,834,958)	(91,939)	(60,320)

Net increase (decrease) in shares outstanding	(640,377)	(1,224,774)	67,266	68,512

International Growth ($)
Shares sold	$7,314,981	$4,818,349	$1,530,846	$1,049,067
Dividends reinvested	360,907	189,240	20,196	—
Shares redeemed	(14,170,152)	(15,207,758)	(910,604)	(483,694)

Net increase (decrease)	$(6,494,264)	$(10,200,169)	$640,438	$565,373

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C Shares		Class I Shares

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2006	2005	2006	2005

International Growth (Number of Shares)
Shares sold	65,339	27,173	23,603	226,420
Dividends reinvested	682	—	10,025	9,159
Shares redeemed	(39,130)	(58,665)	(147,633)	(602,068)

Net increase (decrease) in shares outstanding	26,891	(31,492)	(114,005)	(366,489)

International Growth ($)
Shares sold	$641,659	$217,078	$238,843	$1,845,399
Dividends reinvested	6,273	—	94,640	71,528
Shares redeemed	(381,395)	(467,416)	(1,476,045)	(5,152,064)

Net increase (decrease)	$266,537	$(250,338)	$(1,142,562)	$(3,235,137)

	Class O Shares

	Year Ended	Year Ended
	October 31,	October 31,
	2006	2005

International Growth (Number of Shares)
Shares sold	4,585,452	2,973,259
Dividends reinvested	47,755	12,485
Shares redeemed	(2,021,593)	(1,346,602)

Net increase in shares outstanding	2,611,614	1,639,142

International Growth ($)
Shares sold	$46,195,135	$24,549,413
Dividends reinvested	447,941	97,832
Shares redeemed	(20,393,718)	(11,081,863)

Net increase	$26,249,358	$13,565,382

NOTE 11 — CONCENTRATION OF RISKS

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments.

Science and Technology — Global Science and Technology Fund’s focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund’s performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (“Agreement”). The securities purchased with cash collateral received are reflected in the Funds’ Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2006, the market value of the securities on loan and the collateral was as follows:

	Value of
	Securities	Value of
	Loaned	Collateral

Global Science and Technology	$20,167,108	$20,693,000

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of October 31, 2006:

		Undistributed
		Net Investment	Accumulated
	Paid-in	Income on	Net Realized
	Capital	Investments	Gains/(Losses)

Global Science and Technology	$(896,996)	$808,867	$88,129
International Growth	—	(25,001)	25,001

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was $979,953 and $369,658 of ordinary income during the years ended October 31, 2006 and October 31, 2005, respectively, for International Growth. There were no distributions for Global Science and Technology.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2006 were:

	Undistributed	Unrealized
	Ordinary	Appreciation/	Capital Loss	Expiration
	Income	Depreciation	Carryforwards	Dates

Global Science and Technology	$—	$11,851,879	$(58,227,346)	2007
			(45,066,671)	2008
			(6,376,213)	2009
			(618,714)	2010
			(8,286,525)	2011
			(5,162,098)	2012
			(903,833)	2013

			$(124,641,400)*

International Growth	1,503,654	15,413,755	$(25,740,392)	2009
			(18,073,242)	2010

			$(43,813,634)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48, and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157 (“SFAS No. 157”), Fair Value Measurements. The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of October 31, 2006, the Funds are currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters you may consult the Form 8-K and Form 8-K/ A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2006 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 16 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Funds’ website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

NOTE 17 — QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at 1-800-992-0180.

PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND
AS OF OCTOBER 31, 2006

Shares			Value

COMMON STOCK: 97.1%
		Bermuda: 0.9%
39,800	@,L	Marvell Technology Group Ltd.	$727,544

			727,544

		Finland: 0.3%
13,500		Nokia OYJ ADR	268,380

			268,380

		France: 1.7%
26,600	L	Alcatel SA ADR	337,820
10,700	@	Business Objects SA ADR	396,328
4,600		Neopost SA	561,574

			1,295,722

		Germany: 2.8%
31,400	@	Infineon Technologies AG ADR	381,824
5,800		MAN AG	515,387
14,600	L	SAP AG ADR	724,744
7,600		Software AG	525,079

			2,147,034

		Guernsey: 0.8%
17,000	@	Amdocs Ltd.	658,920

			658,920

		Hong Kong: 1.7%
118,400		ASM Pacific Technology	613,107
86,600		China Mobile Ltd.	703,536

			1,316,643

		India: 0.7%
46,700	@	Bharti Airtel Ltd.	548,717

			548,717

		Japan: 4.2%
6,500		Disco Corp.	385,682
16,900		Kurita Water Industries Ltd.	345,106
46,700		Nabtesco Corp.	559,877
26,600		Nippon System Development Co., Ltd.	1,028,905
2,500		Obic Co., Ltd.	530,156
3,800		Otsuka Corp.	416,671

			3,266,397

		Mexico: 1.1%
19,900		America Movil SA de CV ADR	853,113

			853,113

		Netherlands: 1.0%
35,900	@,L	ASML Holding NV	819,956

			819,956

		Singapore: 0.7%
810,400	@	STATS ChipPAC Ltd.	514,207

			514,207

		South Korea: 1.0%
3,900	@	NHN Corp.	386,277
600		Samsung Electronics Co., Ltd.	388,519

			774,796

		Sweden: 0.9%
18,000	L	Telefonaktiebolaget LM Ericsson ADR	680,760

			680,760

		Switzerland: 4.0%
5,000	L	Alcon, Inc.	530,400
18,400		Novartis AG ADR	1,117,432
3,500		Roche Holding AG	612,811
10,200		Roche Holding AG ADR	892,608

			3,153,251

		Taiwan: 3.9%
104,177		Cheng Uei Precision Industry Co., Ltd.	359,996
123,027		HON HAI Precision Industry Co., Ltd.	795,744
61,368		Lite-On Technology Corp.	74,125
476,000		Powerchip Semiconductor Corp.	292,954
57,300		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	555,810
200,000		TXC Corp.	297,660
556,759		Wistron Corp.	643,450

			3,019,739

		United Kingdom: 1.6%
73,200	@	Autonomy Corp. PLC	670,091
92,900		Meggitt PLC	591,225

			1,261,316

		United States: 69.8%
75,000	@,L	3Com Corp.	364,500
15,200		Abbott Laboratories	722,152
28,400	@	Adobe Systems, Inc.	1,086,300
41,000	@	Agere Systems, Inc.	696,180
18,100	@	Agilent Technologies, Inc.	644,360
23,900	@,L	Akamai Technologies, Inc.	1,119,954
43,900	@,L	Alexion Pharmaceuticals, Inc.	1,640,105
7,000		Allergan, Inc.	808,500
8,300	@,L	Amgen, Inc.	630,053
11,300		Amphenol Corp.	767,270
17,700	@,L	Apple Computer, Inc.	1,435,116
28,600	@	Applera Corp.	443,872
32,850		Applied Materials, Inc.	571,262
12,700	@,L	aQuantive, Inc.	345,186
24,600		AT&T, Inc.	842,550
10,900	@	Autodesk, Inc.	400,575
67,000	@	BEA Systems, Inc.	1,090,090
47,000	@	BioMarin Pharmaceuticals, Inc.	753,410
23,100	@	Broadcom Corp.	699,237
72,500	@	Cisco Systems, Inc.	1,749,425
13,900	@	Coherent, Inc.	447,997
12,600	@,L	Comcast Corp.	512,442
8,300		Cooper Cos., Inc.	478,329
27,300	@	Corning, Inc.	557,739
12,900	@,L	Cymer, Inc.	597,657
10,400	@	DaVita, Inc.	578,552
9,500	@,L	Diodes, Inc.	418,380
8,300	@	Edwards Lifesciences Corp.	356,319
9,000	@,L	Electronic Arts, Inc.	476,010
11,000	@	Eschelon Telecom, Inc.	194,920
17,900	@,L	Fiserv, Inc.	884,260
28,500	@,L	Foundry Networks, Inc.	360,810
12,300	@	Genentech, Inc.	1,024,590
11,900	@	Gilead Sciences, Inc.	819,910
14,300		Goodrich Corp.	630,487
3,400	@	Google, Inc.	1,619,726
14,000		Harris Corp.	596,400
28,800		Hewlett-Packard Co.	1,115,712
10,800	@,L	Huron Consulting Group, Inc.	431,568
13,000	@	Hyperion Solutions Corp.	486,200
44,300	@	Integrated Device Technology, Inc.	702,155
45,300		Intel Corp.	966,702
14,200		International Business Machines Corp.	1,311,086
15,700		Intersil Corp.	368,165

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND
AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value

		United States (continued)
8,700		Johnson & Johnson	$586,380
14,700	L	Kla-Tencor Corp.	722,799
12,500	@,L	Lam Research Corp.	618,125
14,500		Lockheed Martin Corp.	1,260,485
12,300	L	Maxim Integrated Products	369,123
21,000	@,L	MEMC Electronic Materials, Inc.	745,500
9,200		Merck & Co., Inc.	417,864
27,000	L	Micron Technology, Inc.	390,150
40,988		Microsoft Corp.	1,176,765
10,100		Molex, Inc.	352,490
42,000		Motorola, Inc.	968,520
11,400	@	Myogen, Inc.	596,220
17,000	L	National Semiconductor Corp.	412,930
30,200	@,L	Network Appliance, Inc.	1,102,300
9,400	@,L	Northstar Neuroscience, Inc.	141,188
14,000	@,L	Nvidia Corp.	488,180
35,500	@,L	Oplink Communications, Inc.	702,900
4,000	@	Optium Corp.	81,000
93,892	@	Oracle Corp.	1,734,185
14,000		Pfizer, Inc.	373,100
15,600	@	Pharmion Corp.	381,420
20,000	L	Qualcomm, Inc.	727,800
24,400	@,L	Regeneron Pharmaceuticals, Inc.	489,220
21,300	@	Seagate Technology, Inc.	480,954
12,000	@,L	SI International, Inc.	397,920
33,000	@,L	Spansion, LLC	470,580
10,300	@,L	Stanley, Inc.	179,426
7,300	L	Stryker Corp.	381,717
35,800	@,L	Sybase, Inc.	871,730
28,500	@,L	Symantec Corp.	565,440
73,500	@	TIBCO Software, Inc.	679,875
30,200	@	TTM Technologies, Inc.	366,930
15,995	@	Varian Medical Systems, Inc.	877,486
11,143	@	Waters Corp.	554,921
29,510	L	Windstream Corp.	404,877
27,500	@,L	Wright Medical Group, Inc.	679,525

			54,496,238

		Total Common Stock (Cost $63,742,947)	75,802,733

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 26.5%
	Securities Lending Collateralcc: 26.5%
$20,693,000	The Bank of New York Institutional Cash Reserves Fund	$20,693,000

	Total Short-Term Investments (Cost $20,693,000)	20,693,000

Total Investments In Securities (Cost $84,435,947)*	123.6%	$96,495,733
Other Assets and Liabilities-Net	(23.6)	(18,454,743)

Net Assets	100.0%	$78,040,990

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2006.
*	Cost for federal income tax purposes is $84,664,102.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,827,545
Gross Unrealized Depreciation	(995,914)

Net Unrealized Appreciation	$11,831,631

Percentage of
Industry	Net Assets

Aerospace/Defense	3.2%
Biotechnology	6.2
Commercial Services	0.6
Computers	9.6
Electrical Components & Equipment	0.4
Electronics	6.2
Engineering & Construction	0.2
Environmental Control	0.4
Hand/Machine Tools	0.5
Healthcare — Products	5.2
Healthcare — Services	0.7
Internet	6.0
Machinery — Diversified	1.4
Media	0.7
Office/ Business Equipment	0.7
Pharmaceuticals	8.8
Semiconductors	16.6
Software	14.8
Telecommunications	14.9
Securities Lending Collateral	26.5
Other Assets and Liabilities — Net	(23.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND
AS OF OCTOBER 31, 2006 (CONTINUED)

ING Global Science and Technology Fund Forward Foreign Currency Contracts as of October 31, 2006:

			Currency			Unrealized
Currency	Currency	Currency	Amount	Settle	Market	Appreciation/
Sold	Amount Sold	Bought	Bought	Date	Value	(Depreciation)

CAD	1,025,000	USD	904,063	01/10/07	$914,749	$(10,686)
CHF	760,000	USD	622,256	01/10/07	615,254	7,002
EUR	2,540,000	USD	3,268,015	01/10/07	3,253,677	14,338
EUR	371,000	USD	469,879	01/10/07	475,242	(5,363)
EUR	490,000	USD	624,791	01/10/07	627,678	(2,887)
GBP	477,000	USD	908,477	01/10/07	910,386	(1,909)
GBP	100,000	USD	187,399	01/10/07	190,857	(3,458)
HKD	7,580,000	USD	977,435	01/10/07	977,301	134
JPY	304,280,500	USD	2,639,033	01/10/07	2,627,967	11,066
JPY	50,000,000	USD	433,787	01/10/07	431,833	1,954
JPY	94,165,000	USD	799,008	01/10/07	813,271	(14,263)
JPY	109,460,000	USD	930,545	01/11/07	945,491	(14,946)
JPY	218,915,000	USD	1,861,047	01/11/07	1,890,938	(29,891)
JPY	140,510,000	USD	1,190,016	01/11/07	1,213,693	(23,677)
JPY	125,000,000	USD	1,073,371	01/11/07	1,079,722	(6,351)
KRW	1,700,000,000	USD	1,781,971	12/11/06	1,806,075	(24,104)
KRW	734,445,000	USD	774,649	01/11/07	780,913	(6,264)
NOK	5,320,000	USD	817,795	01/10/07	816,944	851
SGD	800,000	USD	510,530	01/10/07	515,730	(5,200)
TWD	75,000,000	USD	2,296,387	01/10/07	2,267,143	29,244
USD	196,305	BRL	425,000	01/12/07	195,593	(712)
USD	895,568	CAD	1,000,000	01/10/07	892,438	(3,130)
USD	649,858	EUR	509,000	01/10/07	652,016	2,158
USD	248,413	EUR	194,000	01/10/07	248,509	96
USD	817,651	EUR	640,000	01/10/07	819,824	2,173
USD	529,081	EUR	414,000	01/10/07	530,324	1,243
USD	320,197	EUR	250,000	01/10/07	320,244	47
USD	1,857,920	JPY	218,915,000	01/11/07	1,890,939	33,019
USD	1,847,112	JPY	217,455,000	01/11/07	1,878,327	31,215
USD	933,585	JPY	109,460,000	01/11/07	945,491	11,906
USD	932,626	JPY	109,460,000	01/11/07	945,491	12,865
USD	909,528	NOK	6,055,000	01/10/07	929,811	20,283

					$33,403,871	$26,753

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND
AS OF OCTOBER 31, 2006

Shares			Value

COMMON STOCK: 98.8%
		Australia: 5.7%
78,349		BHP Billiton Ltd.	$1,667,659
162,200		BlueScope Steel Ltd.	909,381
52,000		National Australia Bank Ltd.	1,533,093
64,900		QBE Insurance Group Ltd.	1,240,162
93,514		Santos Ltd.	767,496

			6,117,791

		Belgium: 2.1%
11,200		KBC Groep NV	1,222,994
6,300		Umicore	976,719

			2,199,713

		Brazil: 0.8%
9,300		Petroleo Brasileiro SA ADR	825,468

			825,468

		China: 0.8%
408,000		China Life Insurance Co., Ltd.	860,407

			860,407

		Egypt: 0.9%
17,700		Orascom Telecom Holding SAE GDR	1,002,712

			1,002,712

		Finland: 1.0%
39,600		Fortum OYJ	1,093,260

			1,093,260

		France: 12.4%
104,084		Alcatel SA	1,321,302
14,468	@,#	Atos Origin	824,621
19,700		Bouygues	1,148,447
57,456		France Telecom SA	1,496,268
5,949		Groupe Danone	870,971
9,593		Societe Generale	1,592,577
30,400		Total SA	2,056,433
22,198		Veolia Environnement	1,358,429
11,900		Vinci SA	1,340,630
35,022		Vivendi	1,326,887

			13,336,565

		Germany: 6.8%
13,158		Deutsche Bank AG	1,660,620
9,900		Fresenius Medical Care AG & Co. KGaA	1,318,195
9,700		Henkel KGaA	1,299,730
11,014		Hochtief AG	718,503
6,461		Muenchener Rueckversicherungs AG	1,047,445
12,800		RWE AG	1,264,321

			7,308,814

		Greece: 0.8%
27,351		Coca-Cola Hellenic Bottling Co. SA	894,809

			894,809

		Hong Kong: 0.8%
77,000		Cheung Kong Holdings Ltd.	836,671

			836,671

		Indonesia: 0.8%
24,500		Telekomunikasi Indonesia Tbk PT ADR	895,720

			895,720

		Ireland: 1.9%
57,400		Bank of Ireland	1,148,837
53,426		Depfa Bank PLC	898,502

			2,047,339

		Italy: 5.6%
195,459		Banca Intesa S.p.A.	1,335,218
122,822		Capitalia S.p.A.	1,085,172
40,100		ERG S.p.A.	839,288
37,164		Italcementi S.p.A.	983,611
701,770		Telecom Italia S.p.A.	1,772,617

			6,015,906

		Japan: 23.4%
38,800		Don Quijote Co., Ltd.	825,550
205		East Japan Railway Co.	1,432,813
217,500	@	Haseko Corp.	746,739
50,800		Hitachi Construction Machinery Co., Ltd.	1,204,965
24,300		Hoya Corp.	938,928
396		Japan Tobacco, Inc.	1,723,573
131		Kenedix, Inc.	734,314
60,000		Matsushita Electric Industrial Co., Ltd.	1,250,740
139		Mitsubishi UFJ Financial Group, Inc.	1,763,100
123,000		Mitsui OSK Lines Ltd.	1,024,269
194		Mizuho Financial Group, Inc.	1,507,954
173		Nippon Telegraph & Telephone Corp.	869,051
6,000		Nomura Research Institute Ltd.	874,659
29,200		Seven & I Holdings Co., Ltd.	936,789
4,850		SFCG Co., Ltd.	896,053
29,200		Shinko Electric Industries	776,317
74,000		Sumitomo Corp.	972,373
269,000		Sumitomo Metal Industries Ltd.	1,010,979
59,201		Sumitomo Rubber Industries, Inc.	678,945
84,000		Sumitomo Trust & Banking Co., Ltd.	901,128
209,000		Taisei Corp.	710,582
42,600		Tokyo Electric Power Co., Inc.	1,238,153
183,000		Toshiba Corp.	1,154,903
34,800		Yamaha Motor Co., Ltd.	950,984

			25,123,861

		Mexico: 0.7%
7,800		Fomento Economico Mexicano SA de CV ADR	754,182

			754,182

		Netherlands: 3.4%
70,263		Royal Dutch Shell PLC — Class B	2,524,681
59,853	@	Tele Atlas NV	1,120,106

			3,644,787

		Norway: 2.9%
51,500		Norsk Hydro ASA	1,191,630
19,350	@	Petroleum Geo-Services ASA	1,130,428
70,800		Storebrand ASA	835,227

			3,157,285

		Sweden: 2.3%
37,943		Atlas Copco AB	1,079,530
381,000		Telefonaktiebolaget LM Ericsson	1,440,125

			2,519,655

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND
AS OF OCTOBER 31, 2006 (CONTINUED)

Shares			Value

		Switzerland: 5.2%
13,580		Roche Holding AG	$2,377,707
36,150		UBS AG	2,158,606
4,372		Zurich Financial Services AG	1,080,102

			5,616,415

		United Kingdom: 20.5%
32,190		AstraZeneca PLC	1,897,038
153,161		Barclays PLC	2,063,640
143,044	@	British Airways PLC	1,251,185
47,345		British American Tobacco PLC	1,289,432
26,263		Carnival PLC	1,278,182
202,800		Centrica PLC	1,282,346
172,000		First Choice Holidays PLC	738,767
90,300		GlaxoSmithKline PLC	2,406,549
158,571		International Power PLC	1,012,258
514,701		Legal & General Group PLC	1,419,079
108,310		Reed Elsevier PLC	1,231,305
58,073		Royal Bank of Scotland Group PLC	2,067,292
48,021		SABMiller PLC	928,697
74,175		Unilever PLC	1,841,979
512,400		Vodafone Group PLC	1,320,330

			22,028,079

		Total Common Stock (Cost $90,825,911)	106,279,439

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 1.1%
$1,232,000	Goldman Sachs Repurchase Agreement dated, 10/31/06, 5.290%, due 11/01/06 $1,232,181 to be received upon repurchase (Collateralized by $1,260,000 Federal Home Loan Bank, 4.500%, Market Value plus accrued interest $1,258,116, due 05/28/10)	$1,232,000

	Total Short-Term Investments (Cost $1,232,000)	1,232,000

Total Investments In Securities (Cost $92,057,911)*	99.9%	$107,511,439
Other Assets and Liabilities-Net	0.1	65,634

Net Assets	100.0%	$107,577,073

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $92,100,728.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,504,227
Gross Unrealized Depreciation	(1,093,516)

Net Unrealized Appreciation	$15,410,711

Percentage of
Industry	Net Assets

Agriculture	2.8%
Airlines	1.2
Auto Parts & Equipment	0.6
Banks	17.5
Beverages	2.4
Building Materials	0.9
Chemicals	0.9
Computers	0.8
Distribution/ Wholesale	0.9
Diversified Financial Services	3.5
Electric	4.3
Electrical Components & Equipment	1.1
Electronics	0.9
Engineering & Construction	3.6
Food	2.5
Gas	1.2
Healthcare — Services	1.2
Home Builders	0.7
Home Furnishings	1.2
Household Products/ Wares	1.2
Insurance	6.0
Iron/ Steel	1.8
Leisure Time	2.8
Machinery — Construction & Mining	2.1
Media	2.4
Mining	1.5
Oil & Gas	7.6
Oil & Gas Services	1.0
Pharmaceuticals	6.2
Real Estate	0.8
Retail	1.6
Semiconductors	0.7
Software	1.9
Telecommunications	9.4
Transportation	2.3
Water	1.3
Repurchase Agreement	1.1
Other Assets and Liabilities — Net	0.1

Net Assets	100.0%

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2006 were as follows:

Fund Name	Type	Per Share Amount

International Growth
Class A	NII	$0.1152
Class B	NII	$0.0695
Class C	NII	$0.0514
Class I	NII	$0.1402
Class O	NII	$0.1251

NII — Net investment income

For the year ended October 31, 2006, the following percentage of net investment income dividends paid by the fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

International Growth	100.00%

Pursuant to Internal Revenue Code Section 871(k), the fund designates the following percentage of net investment income distributions as interest-related dividends:

International Growth	0.03%

Pursuant to Section 853 of the Internal Revenue Code, International Growth designates $184,964 ($0.0185 per share) as foreign taxes paid for the year ended October 31, 2006.

Listed below are the gross income earned and foreign taxes paid by country for International Growth.

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Gross Income	Foreign Tax
Country	Earned	Withheld

Australia	$173,617	$—
Belgium	59,652	8,942
Brazil	19,089	—
Canada	2,530	379
China	3,946	—
Egypt	11,864	—
Finland	116,414	17,462
France	263,788	39,033
Germany	290,357	37,429
Greece	42,806	—
Hong Kong	36,613	—
Hungary	16,137	—
Indonesia	24,200	3,630
Ireland	34,029	—
Italy	139,908	20,776
Japan	264,254	18,382
Netherlands	22,097	3,315
Norway	65,916	9,875
Singapore	17,629	—
South Korea	3,128	501
Spain	9,058	1,358
Sweden	72,198	10,830
Switzerland	87,022	13,053
United Kingdom	1,392,024	—

Subtotal	3,168,274	184,964
United States	157,340	—

Total	$3,325,614	$184,964

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board. A Director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent Director (“Non-Interested Director”). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about Directors of the registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past
Name, Address and Age	the Company	Time Served(1)	Five Years

Non-Interested Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	June 1998 — Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 — Present).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	April 1994 — Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 — October 2002).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	April 1994 — Present	Self-Employed Consultant (June 2000 — Present).

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 1991 — Present	Retired. Formerly, President, Thompson Enterprises (September 2004 — September 2005); and Dean, Barney School of Business, University of Hartford (August 1996 — June 2004).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	June 2002 — Present	Retired. Formerly, Partner of Goodwin Procter LLP (June 1996 — September 2000).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	January 2003 — Present	President, Obermeyer & Associates, Inc. (November 1999 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Director	held by Director

Non-Interested Directors:
Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	37	President, Academy of Economics and Finance (February 2006 — Present).
Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	37	None.
Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	37	None.
Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	37	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 — Present); Mass Mutual Premier Series (December 2004 — Present); Mass Mutual MML Series II (April 2005 — Present); and Connecticut Health Foundation.
Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	37	None.
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	37	None.

(1)	Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Officers:

James M. Hennessy(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	March 2002 — Present	President and Chief Executive Officer, ING Investments, LLC(3) (December 2000 — Present). Formerly, Chief Operating Officer, ING Investments, LLC (3) (December 2000 — March 2006).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	April 2002 — Present	Executive Vice President, ING Investments, LLC(3) (December 2001 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(3), ING Life Insurance and Annuity Company and Directed Services, Inc. (October 2004 — December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC(3) (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC(3) (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2002 — Present	Executive Vice President, ING Investments, LLC(3) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(3) (January 2003 — Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC(3) (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and ING Investments, LLC(3), ING Life Insurance and Annuity Company and Directed Services, Inc. (March 2006 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 — Present March 2002 — Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(4) and ING Investments, LLC (3) (March 2006 — Present); and Assistant Secretary, ING Funds Services, LLC(4) (October 2001 — Present). Formerly, Senior Vice President, ING Investments, LLC(3) (August 1999 — March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief/Principal, Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(4) (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(4) (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC(3) (March 2001 — September 2002).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	December 2003 — Present	Senior Vice President, ING Investments LLC(3) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(3) (January 2001 — October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 — Present	Senior Vice President, ING Funds Services, LLC(4) (April 2006 — Present); Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 — Present	Senior Vice President of Operations, ING Funds Services, LLC(4) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (4) (September 2001 — May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	March 2002 — Present	Vice President and Treasurer, ING Funds Services, LLC(4) (October 2001 — Present) and ING Investments, LLC(3) (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(5) (July 1995 — Present); and Vice President (February 1996 — Present) and Director of Compliance (October 2004 — Present), ING Investments, LLC (3). Formerly, Chief Compliance Officer, ING Investments, LLC(3) (October 2001 — October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (4) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(4) (October 2001 — September 2004) and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(3) (September 1999 — October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President	March 2005 — December 2006	Vice President, ING Funds Services, LLC (4) (April 2005 — December 2006). Formerly, Assistant Vice President, Financial Reporting, ING Funds Services, LLC(4) (April 2004 — April 2005); Manager, Financial Reporting, ING Funds Services, LLC(4) (August 2002 — April 2004); and Controller, Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 — March 2002).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (4) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(4) (August 2004 — March 2006). Formerly, Manager, Registration Statements, ING Funds Services, LLC(4) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 29	Assistant Vice President	March 2003 — Present	Assistant Vice President, ING Funds Services, LLC(4) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC (4) for more than the last five years.

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	September 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Assistant Secretary	September 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Healy A. Webb 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Assistant Secretary	June 2006 — December 2006	Managing Paralegal, ING Funds Services, LLC(4) (May 2006 — December 2006). Formerly, Supervisor, ING Funds Services, LLC(4) (August 2005 — May 2006); Project Manager, ING Funds Services, LLC(4) (February 2002 — August 2005); and Fund Administration and Compliance Associate, Capital Research and Management Company (August 1998 — January 2002).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

(2)	Effective December 13, 2006, Mr. James M. Hennessy will retire from the Board and will be replaced by Mr. Shaun P. Mathews.

(3)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(4)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(5)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund ING Growth and Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund ING Index Plus MidCap Fund ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund ING LargeCap Value Fund ING MagnaCap Fund ING MidCap Value Fund ING SmallCap Value Fund ING SmallCap Value Choice Fund ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Natural Resources Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Fund
ING International Capital Appreciation Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Moderate Fund

*	An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public

Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-AINTLABCIO (1006-122706)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
[Rider 1 to Come]
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $39,000 for year ended October 31, 2006 and $33,800 for year ended October 31, 2005.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

None

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $1,160 in the year ended October 31, 2006 and $8,280 in the year ended October 31, 2005. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

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not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.
Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Date last approved: December 13, 2005

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006
Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,300per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006
Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓	✓	Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses	✓	✓	Not to exceed $2,000 per course

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006
Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses	✓	✓	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services		✓	Not to exceed $15,000 during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued
Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations
	✓		Not to exceed $50,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006
Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

9

Appendix E
Prohibited Non-Audit Services
Dated: 2006
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A
ING VP BALANCED PORTFOLIO, INC.
ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING GET FUND
ING VP INTERMEDIATE BOND PORTFOLIO
ING VP MONEY MARKET PORTFOLIO
ING VARIABLE FUNDS
ING VARIABLE PORTFOLIOS, INC.
ING SERIES FUND, INC.

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $109,448 for year ended October 31, 2006 and $143,881 for year ended October 31, 2005.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: January 5, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: January 5, 2007

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: January 5, 2007

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